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                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         1998 EQUITY AND INCENTIVE PLAN

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         1998 EQUITY AND INCENTIVE PLAN

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Section                                                                                          Page
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
         1. Purpose; Types of Awards; Construction............................................1

         2. Definitions.......................................................................1

         3. Administration....................................................................5

         4. Eligibility.......................................................................6

         5. Stock Subject to the Plan.........................................................7

         6. Specific Terms of Awards..........................................................8

         7. Change in Control Provisions.....................................................13

         8. Loan Provisions..................................................................14

         9. General Provisions...............................................................14


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                                       i
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                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         1998 EQUITY AND INCENTIVE PLAN

     1. Purpose; Types of Awards; Construction Purpose

     The purposes of the 1998 Equity and Incentive Plan of Fisher Scientific International Inc. (the "Plan") are to afford an incentive to selected employees and independent contractors of Fisher Scientific International Inc. (the "Company") or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to continue as employees or independent contractors, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business. Pursuant to the Long-Term Incentive Program described herein, there may be granted stock options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights (either in connection with stock options granted under the Plan or independently of stock options), restricted stock, restricted stock units, dividend equivalents and other long-term stock- or cash-based Awards, and pursuant to the Annual Incentive Bonus Program described herein, there may be granted short-term stock- or cash-based Awards. The Plan also provides the authority to make loans to exercise stock options or otherwise purchase shares of stock. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements and insofar as may be applicable to such Awards, the Plan shall be interpreted in a manner consistent with such requirements.

     2. Definitions

     For purposes of the Plan, the following terms shall be defined as set forth below:

         (1) "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

         (2) "Award" means any Option, SAR, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

         (3) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.



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



         (4) "Board" means the Board of Directors of the Company.

         (5) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (6) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions Section 162(m) of the Code. Each member of the Committee shall be a Non-Employee Director as defined in Rule 16b-3 under the Exchange Act.

         (7) "Company" means Fisher Scientific International Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

         (8) "Dividend Equivalent" means a right, granted to a Grantee under
Section 6(b)(v), to receive cash, Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

         (9) "Effective Date" means the date that the Plan was adopted by the Board.

         (10) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (11) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean, if public shareholders hold, as of the last day of the prior fiscal quarter, shares of Stock worth $100,000,000 or more (as determined by the Committee), (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or if public shareholders do not hold, as of the last day of the prior fiscal quarter, shares of Stock worth more than $100,000,000 or if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

         (12) "Grantee" means a person who, as a an employee of or independent contractor with respect to the Company, a Subsidiary or an Affiliate, has been granted an Award or Loan under the Plan.

         (13) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         (14) "Loan" means the proceeds from the Company borrowed by a Grantee under Section 8 of the Plan.

         (15) "NQSO" means any Option that is designated as a nonqualified stock option.

         (16) "Option" means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO; provided that ISOs may be granted only to employees of the Company or a Subsidiary.

         (17) "Other Cash-Based Award" means an Award under the Annual Incentive Bonus Program or the Long-Term Incentive Program, which Award is not denominated or valued by reference to Stock, including an Award which is subject to the attainment of Performance Goals or otherwise as permitted under the Plan.

         (18) "Other Stock-Based Award" means an Award under the Long-Term Incentive Program that is denominated or valued in whole or in part by reference to Stock, including, but not limited to (1) restricted or unrestricted Stock awarded subject to the attainment of Performance Goals or otherwise as permitted under the Plan, and (2) a right granted to a Grantee to acquire Stock from the Company for cash and/or the proceeds of a Loan.

         (19) "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation and (viii) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

         (20) "Plan" means this Fisher Scientific International Inc. 1998 Equity and Incentive Plan, as amended from time to time.

         (21) "Plan Year" means a calendar year.

         (22) "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(b)(iii) that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

         (23) "Restricted Stock Unit" means a right granted to a Grantee under
Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral

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period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).

         (24) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

         (25) "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

         (26) "SAR" or "Stock Appreciation Right" means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or property as specified in the Award or determined by the Committee.

         (27) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3. Administration

     At the discretion of the Board, the Plan shall be administered either (i) by the Board or (ii) by the Committee. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting.

     Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the

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authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards and make Loans; to determine the persons to whom and the time or times at which Awards shall be granted and Loans shall be made; to determine the type and number of Awards to be granted and the amount of any Loan, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award or Loan; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of
Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to designate Affiliates; to construe and interpret the Plan and any Award or Loan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements and any promissory note or agreement related to any Loan (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any or Award Agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

     4. Eligibility

     ISOs shall be granted only to key employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries. All other Awards may be granted to officers, independent contractors, key employees and non-employee directors of the Company or of any of its Subsidiaries and Affiliates.

     No ISO shall be granted to any employee of the Company, its parent or any of its Subsidiaries if such employee owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair

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Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling.

     5. Stock Subject to the Plan

     The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 2,000,000 subject to adjustment as provided herein. No more than 1,000,000 shares of Stock may be awarded in respect of stock-based awards (including Options, SARs, Restricted Stock and Restricted Stock Units) to a single individual over the term of the Plan, which number shall be subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

     Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

     6. Specific Terms of Awards

         (1) General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

         (2) Awards. The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

                  (1) Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

                           (1) Type of Award. The Award Agreement evidencing the
                  grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

                           (2) Exercise Price. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of an NQSO per share of Stock be less than 50% of the Fair Market Value of a share of Stock as of the date of grant of such NQSO, and in event shall the exercise price of an ISO per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such


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                  ISO. The purchase price of the Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding Awards under the Plan. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Stock previously owned by the employee, or a portion of the shares of Stock that otherwise would be distributed to such employee upon exercise of the Option, or a combination of cash and shares of such Stock.

                           (3) Term and Exercisability of Options. Options shall
                  be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee shall have the authority to -------- accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent. No partial exercise may be made for less than one hundred (100) full shares of Stock.

                           (4) Termination of Employment, etc. Unless provided
                  to the contrary in the applicable Award Agreement:

                                    (1) except as set forth herein or in II or
                           III below, an Option may not be exercised unless the Grantee is then in the employ of, maintains a independent contractor relationship with, or is a director of, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming


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                           the Option in a transaction to which Section 424(a)
                           of the Code applies), and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that, (i) the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option, and (ii) the Committee may determine, in its sole discretion, to allow the exercise of any Option in any individual case after the termination of the employment or other relationship, but in any event, such exercise shall not be allowed after the expiration date of such Option.

                                    (2) If the Grantee's employment or service
                           terminates because the Grantee has died, retired from the Company at his or her normal retirement date under the Company's qualified retirement plan or become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Grantee's Options (to the extent then exercisable) shall remain outstanding until the earlier of (i) one year from the date Grantee's employment or service terminates, and (ii) expiration of the term of the Option.

                                    (3) If the Grantee's employment or service
                           terminates other than for cause, such Grantee's Options (to the extent then exercisable) shall remain outstanding until the earlier of (i) three months from the date Grantee's employment or service terminates, and (ii) expiration of the term of the Option.

                           (5) Other Provisions. Options may be subject to such
                  other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

         (2) SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:



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                  (1) In General. Unless the Committee determines otherwise, an
         SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

                  (2) SARs. An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

                  (3) Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

                           (1) Issuance and Restrictions. Restricted Stock shall
                  be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

                           (2) Forfeiture. Upon termination of employment or
                  service during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that



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

                  restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (3) Certificates for Stock. Restricted Stock granted
                  under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

                           (4) Dividends. Dividends paid on Restricted Stock
                  shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (4) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

                           (1) Award and Restrictions. Delivery of Stock or
                  cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee. The Committee may condition the vesting and/or payment of Restricted Stock Units, in whole or in part, upon the attainment of Performance Goals.

                           (2) Forfeiture. Upon termination of employment or
                  service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

                           (5) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Grantees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

                           (6) Other Stock- or Cash-Based Awards. The
         Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon the attainment of certain Performance Goals, so long as such goals relate to periods of performance in excess of one calendar year. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The maximum payment that any Grantee may receive pursuant to Cash-Based Award granted under this paragraph in respect of any performance period shall be $750,000. Payments earned hereunder may be decreased or, with respect to any Grantee who is not a "covered employee" within the meaning of Section 162(m) of the Code (a "Covered Employee"), increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made prior to the certification by the Committee that any applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code with respect to any Award intended to comply therewith.

          7. Change in Control Provisions

         (1) Except as set forth in an Award Agreement, upon the occurrence of a Change in Control (as hereinafter defined), any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested and the restrictions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any Performance Goals imposed with respect to Awards shall be deemed to be fully achieved. Notwithstanding anything in the Plan to the contrary, upon the occurrence of a Change in Control, the purchaser(s) of the Company's assets or stock may, in his, her, or its discretion, deliver to the Grantee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the higher of (i) the Fair Market Value of those shares of stock or other securities the Grantee would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price therefor, and (ii) the Fair Market Value of those shares of stock or other securities the Grantee would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made immediately following such sale, conveyance or Change in Control, less the exercise price therefor. A "Change in Control" shall be deemed to have occurred if (i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than ten percent (10%) of the then outstanding Common Stock of the Company, shall acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding, or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 22, 1998, constitute the Board (as such individuals are identified on Schedule III to the Investors' Agreement dated January 21, 1998 among Fisher Scientific International, Inc., Thomas H. Lee Equity Fund III, L.P. and certain other persons named therein) and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board



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

or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the January 22, 1998 or whose appointment, election or nomination for election was previously so approved or recommended.

         (2) Upon dissolution or liquidation of the Company, all Options and other Awards granted under this Plan shall terminate, but each Grantee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

     8. Loan Provisions. Subject to the provisions of the Plan and all applicable federal and state laws, rules and regulations, the Committee shall have the authority to make Loans to Grantees (on such terms and conditions as the Committee shall determine), to enable such Grantees to purchase shares of Stock. Loans shall be evidenced by a promissory note or other agreement, signed by the borrower, which shall contain provisions for repayment and such other terms and conditions as the Committee shall determine.

     9. General Provisions

         (1) Nontransferability. Unless otherwise determined by the Committee or provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative. Any Award shall be null and void and without effect upon the bankruptcy of the Grantee to whom the Award is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such Award.

         (2) No Right to Continued Employment, etc. Nothing in the Plan or in any Award or Loan granted or any Award Agreement, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, promissory note or other agreement or to interfere with


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

or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or service.

         (3) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

         (4) Stockholder Approval; Amendment and Termination. The Plan shall take effect on the Effective Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Agreement entered into in connection herewith. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan or Award Agreement in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award or Loan theretofore granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.

         (5) No Rights to Awards or Loans; No Stockholder Rights. No Grantee shall have any claim to be granted any Award or Loan under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

         (6) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

         (7) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (8) Regulations and Other Approvals.

                  (1) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (2) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.


                  (3) In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such

         Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

         (9) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.






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